Exhibit 4.7.5 - Quotation for Cooling Water and Misc.
沈阳三生制药有限责任公司

Bid Schedule of Price
Item	Scope of Supply	Price (RMB)
1	Price Breakdown for Solution System	***
2	Price Breakdown for CIP System	***
3	Automatic Control System	***
4	Piping surport	***
	Subtotal 1 for Material	***
5	Welding Point Cost	***
6	Cost of Welding Point marking (100% of total welding point ) 20RMB /point	***
7	Endoscopic Check (20% of total welding point ) 80 RMB /point	***
8	X-ray Check ( 100% of total hand-welding point,all welded samples ) 180 RMB /point	***
9	Insurance and Transportation	***
	Subtotal 2 for Piping fabrication	***
10	Detail Design, Shop Drawings and As-built Drawings	***
11	Quotation For Validation Activities	***
12	Quotation For Validation Activities	***
13	Project Management & Supervision	***
14	COMPANY Management	***
	Subtotal 3 for Project Service	***
	Subtotal 1, 2, 3,	***
	Tax （for main materials part issue added-value tax, for the others issue project invoice）	***
	Total Price	***

沈阳三生制药有限责任公司

Price Breakdown for Solution Pipe
Item	Supply Scope	Specification	Material	Quantity	Manufacturer	Standard	Unit Price (RMB)	Total Price (RMB)
1	flexible tube	DN25	SENTRY SANITARY	14	Saint-Gobain	ASME BPE	***	***
2	flexible tube	DN40	SENTRY SANITARY	22	Saint-Gobain	ASME BPE	***	***
3	flexible tube	DN15	SENTRY SANITARY	9	Saint-Gobain	ASME BPE	***	***
4	flexible tube	DN50	304 stainless steel	4	made in China		***	***
5	bend	DN25	SS316L	16	NEUMO	ASME BPE PM,Ra≤0.5	***	***
6	bend	DN40	SS316L	36	NEUMO	ASME BPE PM,Ra≤0.5	***	***
7	pipe	DN25	SS316L	30	NEUMO	ASME BPE PM,Ra≤0.5	***	***
8	pipe	DN40	SS316L	72	NEUMO	ASME BPE PM,Ra≤0.5	***	***
9	snap ring	DN40	SS304	40	NEUMO	ASME BPE	***	***
10	clamping head	DN40	SS316L	55	NEUMO	ASME BPE PM,Ra≤0.5	***	***
11	clamping head	DN25	SS316L	25	NEUMO	ASME BPE PM,Ra≤0.6	***	***
12	gasket	DN40	PTFE	42	NEUMO	BPE CLP	***	***
13	gasket	DN25	PTFE	18	NEUMO	BPE CLP	***	***
14	manual diaphragm valve	DN40	SS316L	16	Gemu	casting Ra≤0.4	***	***
30	manual diaphragm valve	DN25	316L	6	GEMU	casting Ra≤0.4	***	***
15	manual diaphragm valve	DN15	SS316L	10	Gemu	casting Ra≤0.4	***	***
16	pneumatic diaphragm valve	DN25	SS316L	22	Gemu	casting Ra≤0.4	***	***
17	pneumatic diaphragm valve	DN40	SS316L	8	Gemu	casting Ra≤0.4	***	***
	the above is the configuration list and quotation of tubings and fittings of materials transportation pipe system and public energy pipe							***

沈阳三生制药有限责任公司

Price Breakdown for CIP Pipe
Item	Supply Scope	Specification	Material	Quantity	Manufacturer	Standard	Unit Price (RMB)	Total Price (RMB)
1	reflux pump	flow 8m3/h lift 30m	SS316L	6	GRACO America		***	***
2	flow switch	DN40	SS316L	6	E+H		***	***
3	clamping head	DN40	SS316L	54	NEUMO	ASME BPE Ra<0.5µm	***	***
4	clamping head	DN25	SS316L	63	NEUMO	ASME BPE Ra<0.5µm	***	***
5	snap ring	DN40	SS304	117	NEUMO	BPE CLP	***	***
6	gasket	DN40	PTFE	54	NEUMO	BPE CLP	***	***
7	gasket	DN25	PTFE	63	NEUMO	BPE CLP	***	***
8	pipe	DN25	SS316L	204	NEUMO	ASME BPE Ra<0.5µm	***	***
9	pipe	DN40	SS316L	180	NEUMO	ASME BPE Ra<0.5µm	***	***
10	bend	DN25	SS316L	109	NEUMO	ASME BPE Ra<0.5µm	***	***
11	bend	DN40	SS316L	95	NEUMO	ASME BPE Ra<0.5µm	***	***
12	tee	DN40	SS316L	21	NEUMO	ASME BPE Ra<0.5µm	***	***
13	tee	DN40*25	SS316L	10	NEUMO	ASME BPE Ra<0.5µm	***	***
14	manual diaphragm valve	DN40	SS316L	8	GEMU	casting Ra≤0.4	***	***
15	manual diaphragm valve	DN25	SS316L	5	GEMU	casting Ra≤0.4	***	***
16	pneumatic diaphragm valve	DN25	SS316L	24	GEMU	casting Ra≤0.4	***	***
17	pneumatic diaphragm valve	DN40	SS316L	12	GEMU	casting Ra≤0.4	***	***
	the above is the configuration list and quotation of tubings and fittings of CIP pipe							***

Quotation for Control System
Item	Scope of Supply	Order No.	Specification	Manufacturer	Quantity	(RMB) Unit Price	(RMB) Price
1	lead rail	6ES7 390-1AF30-0AA0	530mm standard lead rail	SIEMENS	2	***	***
2	power source	6ES7 307-1EA00-0AA0	PS 307 5 A power source	SIEMENS	2	***	***
3	CPU	6ES7 315-2EH13-0AB0	315-2 PN/DP 256KB RAM； MPI/PROFIBUS DP；PROFINET	SIEMENS	1	***	***
4	expansion card	6ES7 953-8LF11-0AA0	MMC 64 kB	SIEMENS	1	***	***
5	interface module	6ES7 365-0BA01-0AA0	IM365 interface module	SIEMENS	1	***	***
6	DI module	6ES7 321-1BH02-0AA0	16 dots digital input 24VDC (20 pin)	SIEMENS	1	***	***
7	DO module	6ES7 322-1BH01-0AA0	16 dots digital output 24VDC (20 pin)	SIEMENS	5	***	***
8	AI module	6ES7 331-7KF02-0AB0	8 channels analog input (20 pin)	SIEMENS	4	***	***
9	AO module	6ES7 332-5HF00-0AB0	8 channels analog output (40 pin)	SIEMENS	1	***	***
10	connector	6ES7 392-1AJ00-0AA0	20bin, screw connector	SIEMENS	10	***	***
11	connector	6ES7 392-1AM00-0AA0	40bin,screw connector	SIEMENS	1	***	***
12	frequency transformer		MM420 1.5KW	SIEMENS	4	***	***
13	frequency transformer operation panel	6SE6 400-0BP00-0AA0	BOP operation panel	SIEMENS	4	***	***
14	switch power supply	6EP1 334-3BA00	SITOP 24V/10A	SIEMENS	1	***	***
15	controller cabinet		2000×800×600 (including electric elements such as electric relay and connector)	shanghai	1	***	***
16	control cabinet		wall mounting type (including electric elements such as button and connector)	shanghai	1	***	***
17	touch screen	6AV6 643-0CD01-1AX1	MP 277 10" Touch 64K color	SIEMENS	3	***	***
18	switchboard	6 RJ45 mouth	industrial etherdevice switch	MOXA	1	***	***
19	netting twine		utp-five categories	AMP	100	***	***
20	cable		RVV 2*1.0 (meter)	WUXI	4000	***	***
21	cable		RVVp 2*1.0(meter)	WUXI	2000	***	***
22	cable		RVVP3*6+1 (meter)	WUXI	300	***	***
23	cable tray		150*75 (meter)	WUXI	250	***	***
一、	materials for control system					***
二、	Programme Cost (30 working days of one person)					***
三、	Intallation Cost (10 working days of 3 persons)					***
四、	Commissioning Cost( 10 working days of 2 persons, including accommodation and transportation)					***
***						***

Quotation for Control System
Item	Scope of Supply	Order No.	Specification	Manufacturer	Quantity	(RMB) Unit Price	(RMB) Price
1	lead rail	6ES7 390-1AF30-0AA0	530mm standard lead rail	SIEMENS	2	***	***
2	power source	6ES7 307-1EA00-0AA0	PS 307 5 A power source	SIEMENS	2	***	***
3	CPU	6ES7 315-2EH13-0AB0	315-2 PN/DP 256KB RAM； MPI/PROFIBUS DP；PROFINET	SIEMENS	1	***	***
4	expansion card	6ES7 953-8LF11-0AA0	MMC 64 kB	SIEMENS	1	***	***
5	interface module	6ES7 365-0BA01-0AA0	IM365 interface module	SIEMENS	1	***	***
6	DI module	6ES7 321-1BH02-0AA0	16 dots digital input 24VDC (20 pin)	SIEMENS	1	***	***
7	DO module	6ES7 322-1BH01-0AA0	16 dots digital output 24VDC (20 pin)	SIEMENS	5	***	***
8	AI module	6ES7 331-7KF02-0AB0	8 channels analog input (20 pin)	SIEMENS	4	***	***
9	AO module	6ES7 332-5HF00-0AB0	88 channels analog output (40 pin)	SIEMENS	1	***	***
10	connector	6ES7 392-1AJ00-0AA0	20bin, screw connector	SIEMENS	10	***	***
11	connector	6ES7 392-1AM00-0AA0	40bin screw connector	SIEMENS	1	***	***
12	frequency transformer		MM420 1.5KW	SIEMENS	3	***	***
13	frequency transformer operation panel	6SE6 400-0BP00-0AA0	BOP operation panel	SIEMENS	4	***	***
14	switch power supply	6EP1 334-3BA00	SITOP 24V/10A	SIEMENS	1	***	***
15	controller cabinet		2000×800×600(including electric elements such as electric relay and connector)	shanghai	1	***	***
16	control cabinet		wall mounting type (including electric elements such as button and connector)	shanghai	1	***	***
17	touch screen	6AV6 643-0CD01-1AX1	MP 277 10" Touch 64K color	SIEMENS	3	***	***
18	switchboard	6 RJ45口 mouth	industrial etherdevice switch	MOXA	1	***	***
19	netting twine		utp-five categories	AMP	100	***	***
20	cable		RVV 2*1.0 (meter)	WUXI	4000	***	***
21	cable		RVVp 2*1.0(meter)	WUXI	2000	***	***
22	cable		RVVP3*6+1 (meter)	WUXI	300	***	***
23	cable tray		150*75(meter)	WUXI	250	***	***
一、	materials for control system					***
二、	Programme Cost (30 working days of one person)					***
三、	Intallation Cost (10 working days of 3 persons)					***
四、	Commissioning Cost( 10 working days of 2 persons, including accommodation and transportation)					***
***						***
Total Price of EPO+TPO control system						***

沈阳三生制药有限责任公司

Quotation For Validation Activities
No.		Scope		Quotation(RMB)
1	Material system	EPO preparation system	DQ，TM,RA	***
2			FAT,SAT	***
3			IQ	***
4			OQ	***
5		TPO preparation system	DQ，TM,RA	***
6			FAT,SAT	***
7			IQ	***
8			OQ	***
9		CIP CIP system	DQ，TM,RA	***
10			FAT,SAT	***
11			IQ	***
12			OQ	***
13		Automatic control system	Validation of control system	***
Total Price				***
Remarks ：
1) The cost of trips and living in client site are included in above price。
2） The fee of validation instruments are included in above price.
3） The calibration work for instruments and sensors in the systems is not validation work.
4） period of validity of this quotation: within 3 months

沈阳三生制药有限责任公司

Welding Point Cost
Item	Supply Scope	Location		Quantity	Unit Price (RMB)	Total Price (RMB)
1	materials transportation pipe		automatic welding spot	1192	***	***
2	CIP		automatic welding spot	1675	***	***
	Total Price					***

沈阳三生制药有限责任公司

Accessories List
		Bakelite Bracket(set)			Stainless steel Plate (set)			Ceiling Access Pipe(set)			V Bar carbon steel(Piece)			Argon fee	Square steel fee	Pickling fee
		quantity	unit price	total	quantity	unit price	total	quantity	unit price	total	quantity	unit price	total	price	price	price
1	materials transportation and CIP pipe	80	***	***	80	***	***	55	***	***	60	***	***	***	***	***
		Total		***	Total		***	：Total		***	Total		***	***	***	***
Total：												***